UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 24, 2005
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                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                          000-14879            22-2322400
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(State or Other Jurisdiction       (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                       Identification No.)

    650 College Road East, CN 5308, Suite 3100, Princeton, NJ            08540
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          (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

     Advanced Magnetics, Inc., the developer of Combidex(R) which is exclusively licensed to Cytogen Corporation for marketing in the United States, has informed Cytogen that Advanced Magnetics received an approvable letter from the U.S. Food and Drug Administration for Combidex.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CYTOGEN CORPORATION



                                           By:    /s/ William J. Thomas
                                               ---------------------------------
                                               William J. Thomas
                                               Senior Vice President and General
                                               Counsel

Dated:   March 24, 2005